UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2009

OSIRIS THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-32966	71-0881115
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

7015 Albert Einstein Drive, Columbia, Maryland	21046
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (443) 545 - 1800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

     On April 17, 2009, the Audit Committee of the Board of Directors of Osiris Therapeutics, Inc. (the “Company”), approved the engagement of Grant Thornton LLP, as the Company’s principal independent registered public accountant to audit the Company’s financial statements for the fiscal year ended December 31, 2009. This action effectively dismissed Stegman & Company as of April 17, 2009, as the Company’s principal independent registered public accountants.

     The audit reports of Stegman & Company on the Company’s financial statements, as of and for the fiscal years ended December 31, 2008 and December 31, 2007, did not contain any adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

The audit report of Stegman & Company on the effectiveness of internal control over financial reporting as of December 31, 2008, did not contain any adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles. The audit report of Stegman & Company on management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of December 31, 2007, did not contain any adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

          During the fiscal years ended December 31, 2008 and December 31, 2007, and the interim period through April 17, 2009: (1)  the Company had no disagreements with Stegman & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Stegman & Company, would have caused Stegman & Company to make reference to the subject matter of the disagreement in connection with its report; and (2) there have been no “reportable events” (as defined in Regulation S-K Item 304(a)(1)(v)).

     During the fiscal years ended December 31, 2008 and December 31, 2007, and the interim period through April 17, 2009, the Company did not consult with Grant Thornton LLP regarding: (1)the application of accounting principles to a specified transaction, either proposed or completed, or the type of audit opinion that might be rendered on the Company’s financial statements ; or (2) any matter or reportable event set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

     The Company provided Stegman & Company with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission. Stegman & Company has provided the Company with a letter to the SEC which is filed as Exhibit 16.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

16.1	Letter dated April 20, 2009 of Stegman & Company to the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OSIRIS THERAPEUTICS, INC.

Dated: April 21, 2009	By:	/s/ PHILIP R. JACOBY, JR.
Philip R. Jacoby, Jr.
Vice President of Finance (Principal Accounting Officer)

Exhibit No.	Description
16.1	Letter dated April 20, 2009 of Stegman & Company to the SEC.